UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 6, 2007

Verticalnet, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	000-25269	23-2815834
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

400 Chester Field Parkway, Malvern, Pennsylvania		19355
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 240-0600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 6, 2007, Verticalnet, Inc. (the "Company") and 261 Fifth Avenue TIC Owner LLC and Normandy 261 5th Ave, LLC (collectively, the "Landlord") entered into a Cancellation Agreement (the "Cancellation Agreement"). The Cancellation Agreement terminated the Agreement of Lease (the "Lease") entered into with respect to certain office space leased by the Company in New York, New York (the "Premises"). The Lease was entered into in August 2000 by Tigris Corp. and was transferred to the Company when it acquired Tigris Corp. in January 2004. The expiration date of the Lease was originally December 31, 2010.

The Cancellation Agreement provides, among other things, that the Company is released from all remaining obligations under the Lease, including all remaining financial obligations of approximately $997,000, in exchange for the Company’s (i) surrender of the Premises and all furniture located therein on July 6, 2007 to the Landlord; (ii) payment to the Landlord of $48,766, representing the rent and electric charges for the months of July and August 2007, which payment was made on July 5, 2007; and (iii) payment to the Landlord of $125,000, representing liquidated damages for the cancellation of the Lease. The payment of $125,000 was offset against the Company’s security deposit of $155,380.50 held by the Landlord, and the balance of the security deposit in the amount of $30,380.50 will be refunded to the Company.

In May 2006, the Company engaged the services of Newmark Knight Frank as a broker to seek either a sublease or surrender of the Lease. Upon payment of the $30,380.50 to be refunded to the Company by the Landlord, the Company will pay Newmark the amount of $48,982.42 in satisfaction of all amounts owed for its services.

You are urged to read the Cancellation Agreement attached to this report as Exhibit 99.1 in its entirety for a more complete description of the terms and conditions of the Cancellation Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

The information provided in response to Item 1.01 of this current report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Cancellation Agreement, dated August 6, 2007, among Verticalnet, Inc. and 261 Fifth Avenue TIC Owner LLC and Normandy 261 5th Ave, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verticalnet, Inc.

August 13, 2007	By:	Christopher G. Kuhn

Name: Christopher G. Kuhn
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Cancellation Agreement dated August 6, 2007 among Verticalnet, Inc. and 261 Fifth Avenue TIC Owner LLC and Normandy 261 5th Ave, LLC.